EXHIBIT 10.34

                                                              [COMPAQ LOGO HERE]
  KEY GRANT
CONFIDENTIAL

                          RESTRICTED STOCK GRANT NOTICE
                           1989 EQUITY INCENTIVE PLAN

|--------------------|-----------------------------------|---------------------|
|   OPTIONEE         |             GRANT DATE            |   SHARES GRANTED    |
|--------------------|-----------------------------------|---------------------|
|                    |                                   |                     |
|                    |                                   |                     |
|                    |                                   |                     |
|                    |                                   |                     |
|--------------------|----------------|------------------|---------------------|
|--------------------|----------------|------------------|---------------------|
|                    |   PLAN NUMBER  |   VESTING CODE   |  PRICE AT DATE OF   |
|                    |                |                  |        GRANT        |
|--------------------|----------------|------------------|---------------------|
|--------------------|----------------|----------------------------------------|
|   SUB. CODE        |   COST CENTER  |      SOCIAL SECURITY NUMBER            |
|--------------------|----------------|----------------------------------------|
|                                                                              |
|                                                                              |
|------------------------------------------------------------------------------|

We are pleased to inform you that you have been granted restricted shares of Compaq common stock. Your grant has been made under the Company's 1989 Equity Incentive Plan (the "1989 Plan"), which, together with the terms contained in this Notice, sets forth the terms and conditions of your grant and is incorporated herein by reference. A copy of the 1989 Plan is available on Inline. Please review it carefully; capitalized terms in this Notice have the same meaning as the 1989 Plan.

1. Vesting: Subject to the conditions set forth below and in the 1989 Plan, you will be vested in the Shares granted under this Award (i.e., the restrictions on such Shares will lapse) no later than the fourth anniversary of the grant date above. However, if certain performance goals have been met as of the end of any calendar quarter during the first full eight quarters after the grant date, which goals will be determined by the Company in its discretion prior to the beginning of the applicable calendar quarter and communicated to you, you will be vested in a number of Shares under this Award (not including any number in which you were previously vested) equal to 12.5 percent of the number of Shares granted under this Award, rounded down to the nearest whole Share.

2. Termination or Suspension of Employment: The 1989 Plan sets forth the terms and conditions of this grant that apply in the event of your termination or suspension of employment.

3. Restrictions on Shares. Except to the extent that the Shares subject to this Award have become vested, (i) such Shares may not be sold, transferred, pledged, or assigned for any reason, (ii) such Shares shall be non-voting Shares, and (iii) any cash dividends paid on such Shares shall inure to the benefit of the Company.

4. Taxes and Withholding: Shares of restricted stock are not subject to federal income tax until such time as the Shares become vested. You shall be required to make appropriate arrangements with the Company for satisfaction of any applicable federal, state, or local income tax withholding requirements or like requirements, including the payment to the Company of all such required amounts as the Shares become vested.

5. Relevant Documents on Compaq Inline: An electronic copy of the 1989 Plan and other information is available on Inline at http://inline.compaq.com/hr/stock/options/index.asp. Requests for paper copies of such documents may be made in writing to Employee Stock Services.

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